SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report:  December 8, 1999

                            State Street Corporation
            .....................................................
            (Exact name of registrant as specified in its charter)

    Massachusetts              0-5108          04-2456637
 ..........................................................................
(State of Incorporation)  (Commission File)   (IRS Employer Identification
                           Number)             Number)

          225 Franklin Street, Boston, Massachusetts          02110
         .............................................................
          (Address of principal executive offices)         (Zip code)

Registrant's telephone number, including area code:  (617) 786-3000



Item 5.   Other Events.

     On December 8, 1999, Registrant announced that it has agreed with Citigroup, Inc. to participate in the formation of a jointly-owned (50/50) company to provide products and services for defined contribution, pension, and health and welfare plans. The Registrant also announced the expected financial impact of the joint-venture on its financial goals.

     The press releases issued by Registrant in connection with the announcement are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

    (c)   Exhibits.

    99.1  Form of press release on joint venture dated December 8, 1999

    99.2  Form of press release on financial impact dated December 8, 1999




                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  STATE STREET CORPORATION

                                  /s/ Rex S. Schuette
                                  -----------------------------
                                  Name:  Rex S. Schuette
                                  Title: Senior Vice President and
                                         Chief Accounting Officer
Date: December 9, 1999

                               EXHIBIT INDEX

Exhibit
-------

   99.1   Form of press release on joint venture dated December 8, 1999

   99.2   Form of press release on financial impact dated December 8, 1999